UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2026
___________________________
General Mills, Inc.
(Exact name of Registrant as Specified in Its Charter)
___________________________

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (763) 764-7600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
1.500% Notes due 2027	GIS 27	New York Stock Exchange
3.907% Notes due 2029	GIS 29	New York Stock Exchange
3.650% Notes due 2030	GIS 30A	New York Stock Exchange
3.600% Notes due 2032	GIS 32	New York Stock Exchange
3.850% Notes due 2034	GIS 34	New York Stock Exchange
4.750% Series A Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056	GIS 56	New York Stock Exchange
5.250% Series B Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056	GIS 56A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
On September 29, 2026, the shareholders of General Mills, Inc. (the “Company”) voted at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to approve amendments to the Amended and Restated Certificate of Incorporation of the Company (the “Amended Certificate”), effective October 1, 2026, to provide for the exculpation of certain officers and to require that claims under the Securities Act of 1933 be brought only in the federal district courts of the United States.
The foregoing description is qualified in its entirety by reference to the full text of the Amended Certificate attached hereto as Exhibit 3.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On September 29, 2026, the Company held its 2026 Annual Meeting. There were 444,390,002 shares of common stock represented either in person or by proxy at the meeting. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated August 13, 2026. Below are the final voting results.

1.    Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-Votes
Joan L. Bottarini	343,434,940	4,255,345	1,259,429	95,440,288
Benno O. Dorer	341,808,356	5,854,824	1,286,534	95,440,288
Jeffrey L. Harmening	325,665,552	20,719,713	2,564,449	95,440,288
Maria G. Henry	340,072,585	7,576,588	1,300,541	95,440,288
Jo Ann Jenkins	340,212,991	7,493,449	1,243,274	95,440,288
Elizabeth C. Lempres	341,516,112	6,227,711	1,205,891	95,440,288
Dana M. McNabb	343,177,832	4,596,299	1,175,583	95,440,288
John G. Morikis	342,451,641	5,240,458	1,257,615	95,440,288
Diane L. Neal	341,486,622	6,280,799	1,182,293	95,440,288
Maria A. Sastre	336,078,130	11,633,636	1,237,948	95,440,288
Eric D. Sprunk	335,835,014	11,897,826	1,216,874	95,440,288
Jorge A. Uribe	340,390,268	7,342,162	1,217,284	95,440,288
2.    Approve Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
324,336,202	22,238,319	2,375,193	95,440,288
3.    Ratify Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
414,677,845	28,370,835	1,341,322	0
4.    Approve Amendment to the Certificate of Incorporation to Provide for Exculpation of Certain Officers

For	Against	Abstain	Broker Non-Votes
305,951,313	40,791,774	2,206,627	95,440,288

5.    Approve Amendment to the Certificate of Incorporation to Adopt a Federal Forum Provision

For	Against	Abstain	Broker Non-Votes
293,518,820	53,155,316	2,275,578	95,440,288
6.    Shareholder Proposal – Restriction On “Blank-check” Preferred Stock

For	Against	Abstain	Broker Non-Votes
219,788,472	125,788,850	3,372,392	95,440,288
7.    Shareholder Proposal – Report on Human Rights

For	Against	Abstain	Broker Non-Votes
44,954,037	299,387,908	4,607,769	95,440,288
8.    Shareholder Proposal – Pesticide Reduction Reporting

For	Against	Abstain	Broker Non-Votes
55,919,421	288,460,564	4,569,729	95,440,288
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

3	Amended and Restated Certificate of Incorporation of General Mills, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 2, 2026

GENERAL MILLS, INC.

By:	/s/ Karen Wilson Thissen
Name:	Karen Wilson Thissen
Title:	General Counsel and Secretary